                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM T-1



                    Statement of Eligibility under the Trust


                     Indenture Act of 1939 of a Corporation


                          Designated to Act as Trustee



   Check if an Application to determine eligibility of a Trustee pursuant to


                              Section 305(b)(2)  x

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                                 COMERICA BANK


              (Exact name of trustee as specified in its charter)



                   MICHIGAN                                         38-0477375
       (Jurisdiction of incorporation or                         (I.R.S. Employer
   organization if not a U.S. national bank)                    Identification No.)
              ONE DETROIT CENTER                                       48226
               DETROIT, MICHIGAN                                    (Zip Code)
   (Address of principal executive offices)


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                        HAYES WHEELS INTERNATIONAL, INC.


              (Exact name of Obligor as specified in its charter)


                 DELAWARE                            13-3384636

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                  HAYES WHEELS INTERNATIONAL-CALIFORNIA, INC.


              (Exact name of Obligor as specified in its charter)


                 DELAWARE                            33-0042337

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                    HAYES WHEELS INTERNATIONAL-GEORGIA, INC.


              (Exact name of Obligor as specified in its charter)


                 DELAWARE                            58-2046122

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                    HAYES WHEELS INTERNATIONAL-INDIANA, INC.


              (Exact name of Obligor as specified in its charter)


                 DELAWARE                            62-1240825

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                    HAYES WHEELS INTERNATIONAL-MEXICO, INC.


              (Exact name of Obligor as specified in its charter)


                 DELAWARE                            38-3281831

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                   HAYES WHEELS INTERNATIONAL-MICHIGAN, INC.


              (Exact name of Obligor as specified in its charter)


                 MICHIGAN                           38-17999246



       (Jurisdiction of incorporation or                         (I.R.S. Employer
   organization if not a U.S. national bank)                    Identification No.)
            38481 HURON RIVER DRIVE                                    48174
               ROMULUS, MICHIGAN                                    (Zip Code)
   (Address of principal executive offices)


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                      % SENIOR SUBORDINATED NOTES DUE 2006


                        (Title of indenture securities)


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


                                    GENERAL



ITEM 1. GENERAL INFORMATION



     Furnish the following information as to the Trustee:



          (a) Name and address of each examining or supervising authority to which it is subject. State of Michigan Financial Institutions Bureau, Lansing, Michigan; Federal Deposit Insurance Corporation, Washington, D.C.; Board of Governors of the Federal Reserve System, Washington, D.C.



          (b) Whether it is authorized to exercise corporate trust powers. Yes.



ITEM 2. AFFILIATIONS WITH THE OBLIGOR.



     If the Obligor is an affiliate of the Trustee, describe each such affiliation.



        None.



ITEM 16. LIST OF EXHIBITS



     List below all exhibits filed as a part of this statement of eligibility. Exhibits identified in parenthesis below are incorporated herein by reference.



Exhibit 1.     A copy of the Articles of Association of the Trustee as now in effect. (Exhibit
               1 to Form T-1 filed as Exhibit 26 to Form S-3 filed by ANR Pipeline Company on
               September 23, 1993 Registration No. 33-50375)
Exhibit 2.     A copy of the certificate of authority of the Trustee to commence business, if not contained in the Articles of Association. (Exhibit 2 to Form T-1 filed as
               Exhibit 26 to Form S-3 filed by ANR Pipeline Company on September 23, 1993
               Registration No. 33-50375)
Exhibit 3.     Not applicable.
Exhibit 4.     A copy of the existing By-Laws of the Trustee, or instruments corresponding thereto. (Exhibit 4 to Form T-1 filed as Exhibit 26 to Form S-3 filed by ANR
               Pipeline Company on September 23, 1993 Registration No. 33-50375)
Exhibit 5.     Not applicable.
Exhibit 6.     The consent of the Trustee, required by Section 321(b) of the Act.
Exhibit 7.     A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.     Not Applicable.
Exhibit 9.     Not Applicable.


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                                      NOTE



     In accordance with General Instruction B, since the Obligor is not in default on any securities issued under indentures under which the applicant is trustee, responses to Items 3 through 15 have not been provided.

                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Comerica Bank, a Michigan banking corporation, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit and the State of Michigan on the 16th day of May, 1996.



                                          COMERICA BANK



                                          By:        /s/ MARILYN A. KARAM


                                          --------------------------------------

                                                      Marilyn A. Karam


                                                       Vice President

                                                                       EXHIBIT 6



                               CONSENT OF TRUSTEE



     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Hayes Wheels International,
Inc. of its      % Senior Subordinated Notes Due             2006, Comerica Bank
hereby consents that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                          COMERICA BANK



                                          By:        /s/ MARILYN A. KARAM


                                          --------------------------------------

                                                      Marilyn A. Karam


                                                       Vice President



Dated: May 16, 1996

                                                                       EXHIBIT 7



          CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND


                STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1996



     All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.



SCHEDULE RC -- BALANCE SHEET



                                                                                     C400
                                                                                 -------------
                                 ASSETS                                   RCFD   BIL MIL THOU
                                                                          ----   -------------
                                                                            DOLLAR AMOUNTS IN THOUSANDS
 1.   Cash and balances due form depository institutions (from Schedule
      RC-A):
      a. Noninterest-bearing balances and currency and coin(1)..........  0081        962,691    1.a.
      b. Interest-bearing balances(2)...................................  0071            741    1.b.
 2.   Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A).....  1754              0    2.a.
      b. Available-for-sale securities (from Schedule RC-B, column D)...  1773      4,896,131    2.b.
 3.   Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
      Agreement subsidiaries, and in IBFs:
      a. Federal funds sold.............................................  0276      1,007,410    3.a.
      b. Securities purchased under agreements to resell................  0277         50,544    3.b.
 4.   Loans and lease financing receivables:
      a. Loans and leases, net of unearned
      income (from Schedule RC-C)...............  RCFD 2122   19,791,299                         4.a.
      b. LESS: Allowance for loan and lease
      losses....................................  RCFD 3123      265,391                         4.b.
      c. LESS: Allocated transfer risk
      reserve...................................  RCFD 3128            0                         4.c.
      d. Loans and leases, net of unearned income, allowance, and
      reserve (item 4.a minus 4.b and 4.c)..............................  2125     19,525,908    4.d.
 5.   Trading assets (from Schedule RC-D)...............................  3545          6,678    5.
 6.   Premises and fixed assets (including capitalized leases)..........  2145        236,548    6.
 7.   Other real estate owned (from Schedule RC-M)......................  2150         20,076    7.
 8.   Investments in unconsolidated subsidiaries and associated
      companies (from Schedule RC-M)....................................  2130              0    8.
 9.   Customers' liability to this bank on acceptances outstanding......  2155         66,414    9.
10.   Intangible assets (from Schedule RC-M)............................  2143         59,338    10.
11.   Other assets (from Schedule RC-F).................................  2160        701,236    11.
12.   Total assets (sum of items 1 through 11)..........................  2170     27,533,715    12.


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(1) Includes cash items in process of collection and unposted debits.



(2) Includes time certificates of deposit not held for trading.

                            LIABILITIES                                          BIL MIL THOU
                                                                                 -------------
                                                                              DOLLAR AMOUNTS IN THOUSANDS


13.   Deposits:
      a. In domestic offices (sum of totals of columns A and C from
         Schedule RC-E, part I)..................................... RCON 2200     15,159,839    13.a.
      (1) Noninterest-bearing(1)............  RCON 6631    3,584,417                             13.a.(1)
      (2) Interest-bearing..................  RCON 6636   11,575,422                             13.a.(2)
      b. In foreign offices, Edge and Agreement subsidiaries, and
      IBFs (from Schedule RC-E, part II)............................ RCFN 2200      1,074,973    13.b.
      (1) Noninterest-bearing...............  RCFN 6631        7,865                             13.b.(1)
      (2) Interest-bearing..................  RCFN 6636    1,067,108                             13.b.(2)
14.   Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
      a. Federal funds purchased.................................... RCFD 0278      2,777,816    14.a.
      b. Securities sold under agreements to repurchase............. RCFD 0279          7,226    14.b.
15.   a. Demand notes issued to the U.S. Treasury................... RCON 2840        753,480    15.a.
      b. Trading liabilities (from Schedule RC-D)................... RCFD 3548          6,862    15.b.
16.   Other borrowed money:
      a. With a remaining maturity of one year or less.............. RCFD 2332      3,816,941    16.a.
      b. With a remaining maturity of more than one year............ RCFD 2333      1,152,869    16.b.
17.   Mortgage indebtedness and obligations under capitalized
      leases........................................................ RCFD 2910              0    17.
18.   Bank's liability on acceptances executed and outstanding...... RCFD 2920         66,414    18.
19.   Subordinated notes and debentures............................. RCFD 3200        543,885    19.
20.   Other liabilities (from Schedule RC-G)........................ RCFD 2930        294,446    20.
21.   Total liabilities (sum of items 13 through 20)................ RCFD 2948     25,654,751    21.
22.   Limited-life preferred stock and related surplus.............. RCFD 3282              0    22.
EQUITY CAPITAL
23.   Perpetual preferred stock and related surplus................. RCFD 3838              0    23.
24.   Common stock.................................................. RCFD 3230         58,527    24.
25.   Surplus (exclude all surplus related to preferred stock)...... RCFD 3839        638,078    25.
26.   a. Undivided profits and capital reserves..................... RCFD 3632      1,206,927    26.a.
      b. Net unrealized holding gains (losses) on available-for-sale
         securities................................................. RCFD 8434        (24,568)   26.b.
27.   Cumulative foreign currency translation adjustments........... RCFD 3284              0    27.
28.   Total equity capital (sum of items 23 through 27)............. RCFD 3210      1,878,964    28.
29.   Total liabilities, limited-life preferred stock, and equity
      capital (sum of items 21, 22, and 28)......................... RCFD 3300     27,533,715    29.
Memorandum

      To be reported only with the March Report of Condition.                       NUMBER
                                                                                 -------------
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of
    auditing work performed for the bank by independent external     RCFD 6724              2    M.1.
    auditors as of any date during 1995.............................


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1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank.


2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately).


3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority).


4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority).


5 = Review of the bank's financial statements by external auditors.


6 = Compilation of the bank's financial statements by external auditors.


7 = Other audit procedures (excluding tax preparation work).


8 = No external audit work.

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(1) Includes total demand deposits and noninterest-bearing time and savings deposits.